                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of THQ Inc. on Form S-8 of our report dated February 24, 1999 appearing in the Annual Report on Form 10-K of THQ Inc. for the year ended December 31, 1998.




 /s/ DELOITTE & TOUCHE LLP
------------------------------------

Los Angeles, California

July 20, 1999